[English Translation]	(10)(bp)
FORTIS

CONFIDENTIAL
Mefiag B.V.
Attn. the Management
Magnesiumweg 2
8445 PJ Heerenveen

Fortis Bank (Nederland) N.V. BC IJsselland
Date:	11 October 2007	Snipperlingsdijk 10-20
Our reference:	M.H.J. van der Veen/nh	Postbus 81
Re:	Supplement to the General Credit Offer d.d. 19 October 2005	7400 AS Deventer
Telephone
	Gentlemen,	0570-558166
Fax

For the record we hereby confirm that the credit arrangement provided by us, as established in the General Credit Offer d.d. 19 October 2005, will be modified as follows:

The sentence: “The earnings after taxes will at least amount to EUR 200,000 annually” will be replaced by: “Monitoring of the solvability will take place based on interim financial data, which we will receive at least quarterly”.

All other credit facilities, conditions, provisos and sureties, as established in the aforementioned General Credit Offer, to which this supplementary letter constitutes an inextricable part, remain in force without changes.

If you agree with the above, we kindly request you to initial the enclosed second copy of this supplementary letter on each page, as well as to lawfully sign the final page, date it, and return it to us.

Regarding our legal relationship, the General Conditions and the General Credit Conditions of our bank apply as well, which are considered to constitute an integral part of this supplementary letter. Copies thereof are enclosed. By accepting this supplementary letter you declare that you have received and agree with the stated conditions.
0570-625775

Paraaf Bank	Paraaf

Fortis Bank (Nederland) N.V., Handelsregister Rotterdam nr. 30064791 staat onder teozicht van de Nederlandsche Bank en Autoriteit Financiële Markten.

FORTIS

Mefiag B.V

Date:	11 October 2007
Page:	2
Re:	Supplement to the General Credit Offer d.d. 19 October 2005

Should you have any questions after reading this supplementary little, then we are gladly prepared to answer and/or amplify them. If that is the case, we kindly request you to contact Mr. M.H.J. van der Veen.

Sincerely,
Fortis Bank (Nederland) N.V.

M. v.d. Veen	M. Zwart

As agreed:

Credit receiver:	Mefiag B.V.

Signature:	/s/ J.D.H. Huizinga

Name authorized person:	J.D.H. Huizinga

Date:	11-10-2007

Appendix:	Supplementary letter;
General Conditions;
General Credit Conditions.

Fortis Bank (Nederland) N.V., Handelsregister Rotterdam nr. 30064791 staat onder teozicht van de Nederlandsche Bank en Autoriteit Financiële Markten.